UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:      August 16, 2004
(Date of earliest event reported)

KRISPY KREME DOUGHNUTS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-16485	56-2169715
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

370 Knollwood Street
Winston-Salem, North Carolina	27103
(Address of principal executive offices)	(Zip Code)

336-725-2981
(Registrant’s telephone number)

Item 5. Other Events

On August 16, 2004, Krispy Kreme Doughnuts, Inc. (the “Company”) issued a press release announcing that John Tate, Chief Operating Officer, will leave the Company to pursue another opportunity. Scott Livengood, the Company's Chairman, President and Chief Executive Officer, will assume the Chief Operating Officer’s responsibilities effective immediately.

A copy of the press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

Dated: August 17, 2004	By:	/s/ Michael C. Phalen

Michael C. Phalen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 16, 2004

4